Exhibit 10.5(e)

United States Department of Agriculture Forest Service AMENDMENT FOR SPECIAL USE PERMIT Ref: FSM 2714 THIS AMENDMENT IS ATTACHED TO AND MADE A PART OF THE ___/X/ TERM________/ / ANNUAL PERMIT	a. Record no. ____	b. Region 02	c. Forest 15
	d. District 07	e. User No.	f. Kind of Use 153
	g. State 08	h. County 037	k. Card no. 1

Vail Associates, Inc. dba Vail & Beaver Creek Ski School of PO Box 7, Vail, CO 81658

(hereinafter called the Holder) is hereby authorized to use or occupy National Forest System lands, to use subject to the conditions set out below, on the White River National Forest, Holy Cross Ranger District.

This permit amendment authorizes use of the McCoy Park area on the Holy Cross Ranger District, as shown on the location map attached to and made a part of this permit and is issued for the purpose of: Operating a Nordic Ski Area, which includes approximately 30 km of set-track nordic trails, snowshoe trails, warming facility at McCoy Patrol, warming tent and public biathlon course.

PERMITTEE	Name of Permittee CHRIS RYMAN	Signature of Authorized Officer Title: Exec. Vice President	Date
ISSUING OFFICER	Name and Signature WILLIAM A. WOOP	Title: District Ranger